Exhibit 99.1

Apple reports first quarter results

All-time records for total company revenue and EPS

iPhone and Services revenue reach new all-time highs

CUPERTINO, CALIFORNIA — Apple® today announced financial results for its fiscal 2026 first quarter ended December 27, 2025. The Company posted quarterly revenue of $143.8 billion, up 16 percent year over year. Diluted earnings per share was $2.84, up 19 percent year over year.

“Today, Apple is proud to report a remarkable, record-breaking quarter, with revenue of $143.8 billion, up 16 percent from a year ago and well above our expectations,” said Tim Cook, Apple’s CEO. “iPhone had its best-ever quarter driven by unprecedented demand, with all-time records across every geographic segment, and Services also achieved an all-time revenue record, up 14 percent from a year ago. We are also excited to announce that our installed base now has more than 2.5 billion active devices, which is a testament to incredible customer satisfaction for the very best products and services in the world.”

“During the December quarter, our record business performance and strong margins led to EPS growth of 19 percent, setting a new all-time EPS record,” said Kevan Parekh, Apple’s CFO. “These exceptionally strong results generated nearly $54 billion in operating cash flow, allowing us to return almost $32 billion to shareholders.”

Apple’s board of directors has declared a cash dividend of $0.26 per share of the Company’s common stock. The dividend is payable on February 12, 2026, to shareholders of record as of the close of business on February 9, 2026.

Apple will provide live streaming of its Q1 2026 financial results conference call beginning at 2:00 p.m. PT on January 29, 2026, at apple.com/investor/earnings-call. The webcast will be available for replay for approximately two weeks thereafter.

Apple periodically provides information for investors on its corporate website, apple.com, and its investor relations website, investor.apple.com. This includes press releases and other information about financial performance, reports filed or furnished with the SEC, information on corporate governance, and details related to its annual meeting of shareholders.

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation those about payment of the Company’s quarterly dividend and future business plans. These statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by the forward-looking statements. Risks and uncertainties include without limitation: effects of global and regional economic conditions, including as a result of government policies, trade and other international disputes, geopolitical tensions, conflict, terrorism, natural disasters, and public health issues; risks relating to the design, manufacture, introduction, and transition of products and services in highly competitive and rapidly changing markets, including from reliance on third parties for components, technology, manufacturing, applications, services, support, and content; risks relating to information technology system failures, network disruptions, and failure to protect, loss of, or unauthorized access to, or release of, data; and effects of unfavorable legal proceedings, government investigations, and complex and changing laws and regulations. More information on these risks and other potential factors that could affect the Company’s business, reputation, results of operations, financial condition, and stock price is included in the Company’s filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. The Company assumes no obligation to update any forward-looking statements, which speak only as of the date they are made.

Apple revolutionized personal technology with the introduction of the Macintosh in 1984. Today, Apple leads the world in innovation with iPhone, iPad, Mac, AirPods, Apple Watch, and Apple Vision Pro. Apple’s six software platforms — iOS, iPadOS, macOS, watchOS, visionOS, and tvOS — provide seamless experiences across all Apple devices and empower people with breakthrough services including the App Store, Apple Music, Apple Pay, iCloud, and Apple TV. Apple’s more than 150,000 employees are dedicated to making the best products on earth and to leaving the world better than we found it.

Press Contact:
Josh Rosenstock
Apple
jrosenstock@apple.com
(408) 862-1142

Investor Relations Contact:
Suhasini Chandramouli
Apple
suhasini@apple.com
(408) 974-3123

NOTE TO EDITORS: For additional information visit Apple Newsroom (www.apple.com/newsroom), or email Apple’s Media Helpline at media.help@apple.com.

© 2026 Apple Inc. All rights reserved. Apple and the Apple logo are trademarks of Apple. Other company and product names may be trademarks of their respective owners.

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and per-share amounts)

	Three Months Ended
	December 27, 2025	December 28, 2024
Net sales:
Products	$113,743	$97,960
Services	30,013	26,340
Total net sales (1)	143,756	124,300
Cost of sales:
Products	67,478	59,447
Services	7,047	6,578
Total cost of sales	74,525	66,025
Gross margin	69,231	58,275

Operating expenses:
Research and development	10,887	8,268
Selling, general and administrative	7,492	7,175
Total operating expenses	18,379	15,443

Operating income	50,852	42,832
Other income/(expense), net	150	(248)
Income before provision for income taxes	51,002	42,584
Provision for income taxes	8,905	6,254
Net income	$42,097	$36,330

Earnings per share:
Basic	$2.85	$2.41
Diluted	$2.84	$2.40
Shares used in computing earnings per share:
Basic	14,748,158	15,081,724
Diluted	14,810,356	15,150,865

(1) Net sales by reportable segment:
Americas	$58,529	$52,648
Europe	38,146	33,861
Greater China	25,526	18,513
Japan	9,413	8,987
Rest of Asia Pacific	12,142	10,291
Total net sales	$143,756	$124,300

(1) Net sales by category:
iPhone	$85,269	$69,138
Mac	8,386	8,987
iPad	8,595	8,088
Wearables, Home and Accessories	11,493	11,747
Services	30,013	26,340
Total net sales	$143,756	$124,300

Apple Inc.
CONDENSED CONSOLIDATED BALANCE SHEETS (Unaudited)
(In millions, except number of shares, which are reflected in thousands, and par value)

	December 27, 2025	September 27, 2025
ASSETS:
Current assets:
Cash and cash equivalents	$45,317	$35,934
Marketable securities	21,590	18,763
Accounts receivable, net	39,921	39,777
Vendor non-trade receivables	30,399	33,180
Inventories	5,875	5,718
Other current assets	15,002	14,585
Total current assets	158,104	147,957

Non-current assets:
Marketable securities	77,888	77,723
Property, plant and equipment, net	50,159	49,834
Other non-current assets	93,146	83,727
Total non-current assets	221,193	211,284
Total assets	$379,297	$359,241

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Current liabilities:
Accounts payable	$70,587	$69,860
Other current liabilities	68,543	66,387
Deferred revenue	9,413	9,055
Commercial paper	1,997	7,979
Term debt	11,827	12,350
Total current liabilities	162,367	165,631

Non-current liabilities:
Term debt	76,685	78,328
Other non-current liabilities	52,055	41,549
Total non-current liabilities	128,740	119,877
Total liabilities	291,107	285,508

Commitments and contingencies

Shareholders’ equity:
Common stock and additional paid-in capital, $0.00001 par value: 50,400,000 shares authorized; 14,702,703 and 14,773,260 shares issued and outstanding, respectively	95,221	93,568
Accumulated deficit	(2,177)	(14,264)
Accumulated other comprehensive loss	(4,854)	(5,571)
Total shareholders’ equity	88,190	73,733
Total liabilities and shareholders’ equity	$379,297	$359,241

Apple Inc.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(In millions)

	Three Months Ended
	December 27, 2025	December 28, 2024
Cash, cash equivalents, and restricted cash and cash equivalents, beginning balances	$35,934	$29,943

Operating activities:
Net income	42,097	36,330
Adjustments to reconcile net income to cash generated by operating activities:
Depreciation and amortization	3,214	3,080
Share-based compensation expense	3,594	3,286
Other	(528)	(2,009)
Changes in operating assets and liabilities:
Accounts receivable, net	(153)	3,597
Vendor non-trade receivables	2,781	3,166
Inventories	(211)	215
Other current and non-current assets	(10,250)	939
Accounts payable	848	(6,671)
Other current and non-current liabilities	12,533	(11,998)
Cash generated by operating activities	53,925	29,935

Investing activities:
Purchases of marketable securities	(12,693)	(6,124)
Proceeds from maturities of marketable securities	7,510	15,967
Proceeds from sales of marketable securities	2,824	3,492
Payments for acquisition of property, plant and equipment	(2,373)	(2,940)
Other	(154)	(603)
Cash generated by/(used in) investing activities	(4,886)	9,792

Financing activities:
Payments for taxes related to net share settlement of equity awards	(2,922)	(2,921)
Payments for dividends and dividend equivalents	(3,921)	(3,856)
Repurchases of common stock	(24,701)	(23,606)
Repayments of term debt	(2,164)	(1,009)
Repayments of commercial paper, net	(5,910)	(7,944)
Other	(38)	(35)
Cash used in financing activities	(39,656)	(39,371)

Increase in cash, cash equivalents, and restricted cash and cash equivalents	9,383	356
Cash, cash equivalents, and restricted cash and cash equivalents, ending balances	$45,317	$30,299

Supplemental cash flow disclosure:
Cash paid for income taxes, net	$3,434	$18,651